Exhibit 10.6 FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of May 8, 2015 and is entered into by and among TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, BARCLAYS BANK PLC (“Barclays”), as a Lender and as Administrative Agent (“Administrative Agent”) and the other Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of January 28, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM POWER, LLC, a Delaware limited liability company, the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment. RECITALS WHEREAS, the Credit Parties have requested that the Requisite Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement as provided for herein; and WHEREAS, subject to certain conditions, the Requisite Lenders and Administrative Agent are willing to agree to such amendments relating to the Credit Agreement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION I. AMENDMENTS TO CREDIT AGREEMENT A. The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated as follows: “Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) the positive difference between (A) Borrower Total Debt as of such day less (B) the aggregate amount of Unrestricted Cash of Borrower and the Guarantors included in the consolidated balance sheet of Holdings and its Subsidiaries as of such date to (ii) the aggregate amount of CFADS for the four-Fiscal Quarter period ending on such date, provided, however, that the Leverage Ratio for any Fiscal Quarter in which Holdings or any of its Subsidiaries has acquired, directly or indirectly, any Equity Interests in any Person or any property with a value in excess of $2,000,000 at any time after the first day of such Fiscal Quarter shall be calculated by giving pro forma effect to such acquisition as if such acquisition had occurred on the first day of such Fiscal Quarter, and by deeming historical financial performance of such Person or property for such Fiscal Quarter and each Fiscal Quarter prior thereto to be equal to the projected financial performance for the corresponding Fiscal Quarter in the following calendar year (as determined in the good faith reasonable judgment of Borrower). B. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence: “Unrestricted Cash” means the aggregate amount of Cash and, to the extent readily monetized, Cash Equivalents held in accounts of Borrower and the Guarantors that are subject to a First Priority lien in favor of the Collateral Agent and subject to an agreement substantially in

Exhibit 10.6 2 the form of Exhibit D to the Pledge and Security Agreement (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent) to the extent that the use of such Cash for application to payment of the Obligations is not prohibited by law or expressly prohibited under any contract or other agreement and such Cash and Cash Equivalents are free and clear of all Liens (other than Liens in favor of the Collateral Agent and any statutory Liens in favor of Banks (including rights of set-off)). SECTION II. CONDITIONS TO EFFECTIVENESS This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”): A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders. B. Representations and Warranties. The representations and warranties contained in Section III hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranties that already are qualified or modified by materiality in the text thereof. C. Default. As of the date hereof, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default. SECTION III. REPRESENTATIONS AND WARRANTIES In order to induce Administrative Agent and the Requisite Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects: A. Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents. B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party. C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such

Exhibit 10.6 3 conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect. D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect. E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default. SECTION IV. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the First Amendment Effective Date, each

Exhibit 10.6 4 Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement. SECTION V. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Credit Documents. (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents. B. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. D. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page

Exhibit 10.6 5 of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. E. Credit Document. This Amendment shall constitute a Credit Document. [Remainder of this page intentionally left blank.]

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. TERRAFORM POWER, LLC By: /s/ Alejandro Hernandez Name: Alejandro Hernandez Title: Executive Vice President and Chief Financial Officer TERRAFORM POWER OPERATING, LLC By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Alejandro Hernandez Name: Alejandro Hernandez Title: Executive Vice President and Chief Financial Officer

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] SUNEDISON YIELDCO CHILE HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 2, LLC SUNEDISON YIELDCO UK HOLDCO 3, LLC SUNEDISON YIELDCO UK HOLDCO 4, LLC SUNEDISON YIELDCO NELLIS HOLDCO, LLC SUNEDISON CANADA YIELDCO, LLC SUNEDISON YIELDCO DG-VIII HOLDINGS, LLC SUNEDISON YIELDCO DG HOLDINGS, LLC SUNEDISON YIELDCO REGULUS HOLDINGS, LLC SUNEDISON YIELDCO ACQ1, LLC SUNEDISON YIELDCO ACQ2, LLC SUNEDISON YIELDCO ACQ3, LLC SUNEDISON YIELDCO ACQ4, LLC SUNEDISON YIELDCO ACQ5, LLC SUNEDISON YIELDCO ACQ6, LLC SUNEDISON YIELDCO ACQ7, LLC SUNEDISON YIELDCO ACQ8, LLC SUNEDISON YIELDCO ACQ9, LLC SUNEDISON YIELDCO, DGS HOLDINGS, LLC SUNEDISON YIELDCO, ENFINITY HOLDINGS, LLC TERRAFORM POWER IVS I HOLDINGS, LLC TERRAFORM REC ACQ HOLDINGS, LLC TERRAFORM SOLAR HOLDINGS, LLC TERRAFORM LPT ACQ HOLDINGS, LLC TERRAFORM UK1 ACQ HOLDINGS, LLC TERRAFORM CD ACQ HOLDINGS, LLC TERRAFORM SOLAR XVII ACQ HOLDINGS, LLC TERRAFORM FIRST WIND ACQ, LLC By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Alejandro Hernandez Name: Alejandro Hernandez Title: Executive Vice President and Chief Financial Officer

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] BARCLAYS BANK PLC, as Administrative Agent, Swing Line Lender and as a Lender By: ___/s/ Ann E. Sutton_____________________ Ann E. Sutton Authorized Signatory Director

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] GOLDMAN SACHS BANK USA, as a Lender By: ____/s/ Authorized Signatory_________________ Authorized Signatory

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: ____/s/ Authorized Signatory_________________ Authorized Signatory Vice President

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] MORGAN STANLEY BANK, N.A. as a Lender By: ____/s/ Authorized Signatory_________________ Authorized Signatory

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] BANK OF AMERICA, N.A., as a Lender By: ____/s/ Patrick Engel_________________ Name: Patrick Engel Title: Director

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] CITIBANK, N.A., as a Lender By: ____/s/ Carl Cho_______________ Carl Cho Authorized Signatory Vice President

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] MIHI LLC, as a Lender By: ____/s/ Caleb Hsieh______________ Name: Caleb Hsieh Title: Authorized Signatory By: ____/s/ Ayesha Farooqi______________ Name: Ayesha Farooqi Title: Authorized Signatory

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] ROYAL BANK OF CANADA, as a Lender By: ____/s/ Authorized Signatory______________ Authorized Signatory

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] JPMORGAN CHASE BANK, N.A., as a Lender By: ____/s/ Bridget Killackey______________ Name: Bridget Killackey Title: Vice President

Exhibit 10.6 [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT] SANTANDER BANK, N.A., as a Lender By: ____/s/ William Maag______________ Name: William Maag Title: Managing Director